UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 21, 2003

                           Covanta Energy Corporation
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               (Exact Name of Registrant as Specified in Charter)


           Delaware                    1-3122                 13-5549268
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 (State or Other Jurisdiction     (Commission File           (IRS Employer
       of Incorporation)               Number)            Identification No.)


    40 Lane Road, Fairfield, New Jersey                          07004
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 (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (973) 882-9000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 3. Bankruptcy or Receivership.

As previously reported, on April 1, 2002 (the "Petition Date"), Covanta Energy Corporation, a Delaware corporation ("Covanta"), and its affiliated debtor subsidiaries (each a "Debtor" and, collectively with the Company, the "Debtors") filed their respective voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The reorganization cases are being jointly administered under the caption "In re Ogden New York Services, Inc. et al., Case No. 02-40826." During the course of the proceedings, the Debtors have operated their respective businesses and managed their respective properties and assets as debtors-in-possession.

On September 5, 2003, Covanta and certain of its subsidiaries (collectively, the "Sellers") executed an ownership interest purchase agreement (as amended, the "Original Agreement") with certain affiliates of ArcLight Energy Partners Fund I, L.P. and Caithness Energy, L.L.C (collectively, the "Stalking Horse Buyers") providing, among other things, for the sale of the Sellers' interests in Heber Geothermal Company, Heber Field Company, Second Imperial Geothermal Company, Mammoth-Pacific L.P (a non-debtor affiliate of Covanta) and related assets (the "Geothermal Business"), subject to higher or better offers. The Original Agreement entitled the Stalking Horse Buyers to a break-up fee of $5,375,000 (the "Break-Up Fee") in the event that a higher or better offer was chosen in the auction. The purchase price under the Original Agreement was $170,000,000, subject to adjustment.

In connection with the proposed sale, on September 8, 2003, certain of the Debtors, including AMOR 14 Corporation, Covanta SIGC Energy, Inc., Covanta SIGC Energy II, Inc., Heber Field Company, Heber Geothermal Company and Second Imperial Geothermal Company, L.P. (collectively the "Heber Debtors") filed the Joint Plan of Reorganization Under Chapter 11 Of The Bankruptcy Code (as amended, the "Heber Plan") and the related disclosure statement (as amended, the "Disclosure Statement"). On September 24, 2003, the Heber Debtors filed the Heber Debtors' First Amended Joint Plan Of Reorganization Under Chapter 11 Of The Bankruptcy Code and the related Disclosure Statement. On September 29, 2003, the Court entered an order approving the competitive bidding and auction procedures, including the Break-Up Fee, for the purpose of obtaining the highest or best offer for the Geothermal Business (the "Bidding Procedures Order"). On October 3, 2003, the Court entered an order approving the Disclosure Statement and, among other things, authorizing the distribution of the Heber Plan to affected creditors and parties in interest. The Heber Debtors made certain non-material revisions to the Heber Plan and filed the Heber Debtors' Second Amended Joint Plan Of Reorganization Under Chapter 11 Of The Bankruptcy Code on October 13, 2003.

In accordance with the Court's order, the Heber Debtors distributed copies of the Disclosure Statement and the Heber Plan to all creditors of the Heber Debtors and all parties to the contracts and leases that would be assumed and/or assigned under the Heber Plan. All non-insider classes of claims against and interests in the Heber Debtors were deemed to accept the Heber Plan pursuant to 11 U.S.C. 1126(f) and were therefore not entitled to vote on the Heber Plan.

On November 19, 2003, the Court held an auction to consider bids for the Geothermal Business pursuant to the Court-approved bidding procedures. During the auction, Covanta and its creditor representatives considered various bids for the Geothermal Business. Following the auction, Covanta, with the consent of its creditor representatives, determined that the bid submitted by certain affiliates of Ormat Nevada, Inc. ("Ormat"), which offered a purchase price of $214,000,000, subject to adjustment, represented the highest or best offer for the Geothermal Business.

On November 21, 2003, the Court entered an Findings Of Fact, Conclusions Of Law And Order Under 11 U.S.C. ss. 1129 And Rule 3020 Of The Federal Rules Of Bankruptcy Procedure (i) Confirming The Heber Debtors' Third Amended Joint Plan Of Reorganization Under Chapter 11 Of The Bankruptcy Code And (ii) Approving The Sale Of Certain Interests To The Successful Bidder (the "Confirmation Order"), thereby confirming the Heber Plan and approving the sale of the Geothermal Business to Ormat pursuant to a purchase agreement that was executed on November 21, 2003. A copy of the Confirmation Order is attached hereto as Exhibit 2.2 and is incorporated herein by reference. On the same date, the Heber Debtors made certain non-material revisions to the Heber Plan and filed the Heber Debtors' Third Amended Joint Plan Of Reorganization Under Chapter 11 Of The Bankruptcy Code. A copy of the Heber Plan, as confirmed by the Court, is attached hereto as
Exhibit 2.1.

Because Ormat's bid was determined to be the highest or best offer for the Geothermal Business, as required by the Original Agreement and the Bidding Procedures Order, Covanta will pay the Stalking Horse Buyers the Break-Up Fee.

Although the Court has entered the Confirmation Order, the Heber Plan is not yet effective. The Heber Plan and the Confirmation Order contain certain conditions precedent to the occurrence of the Effective Date of the Heber Plan, unless waived pursuant to the Heber Plan. One such condition is the closing of the sale of the Geothermal Business, which is expected to occur prior to the end of the year, and is subject to customary conditions precedent. The Effective Date of the Heber Plan has not yet occurred.

Summary of Heber Plan

The following is a summary of the material features of the Heber Plan and is qualified in its entirety by reference to the Heber Plan itself. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Heber Plan.

Among other things, the Heber Plan provides that all non-insider creditors of the Heber Debtors shall be paid in full and will not be impaired under the Heber Plan. Subject to the terms of the Heber Plan, the Company or its subsidiaries are generally responsible, either directly or through certain purchase price adjustments, for payment of amounts due to holders of Claims under the Heber Plan. Pursuant to the Heber Plan, all material contracts and leases related to the Geothermal Business are being assumed by the applicable Debtors and, as necessary, assigned to Ormat.

The implementation of the Heber Plan is predicated upon the closing of the sale of the Geothermal Business.

Summary of Distributions to be made by the pursuant to the Heber Plan

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Claims Description                     Treatment Under Heber Plan
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Class 1 Claims:  Allowed Priority      Each holder of an Allowed Class 1 Claim
Non-Tax Claims                         shall receive, in full settlement,
                                       release and discharge of its Class 1
                                       Claim, either (i) Cash, on the
                                       Distribution Date, in an amount equal to
                                       such Allowed Claim, or (ii) such other
                                       less favorable terms as Covanta and the
                                       holder of an Allowed Priority Non-Tax
                                       Claim agree; provided, however, that no
                                       agreement under subsection (ii) above
                                       shall impose any obligation upon the
                                       Reorganized Heber Debtors beyond the
                                       payment of amounts calculated in
                                       accordance with the Working Capital
                                       Adjustment.
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Class 2H Claims: Allowed GECC Secured  The holder of the Allowed Subclass 2H-A
Claims, which is divided into two      Claims shall retain, unaltered, the
Subclasses (i) Subclass 2H-A (Allowed  legal, equitable and contractual rights,
GECC Secured SIGC Claims) and (ii)     including, without limitation, any valid
Subclass 2H-B (Allowed GECC Secured    and perfected Liens that secure such
HGC/HFC Claims)                        Allowed Claim, provided, however, that
                                       the assets of the Heber Debtors subject
                                       to the GECC Liens may be sold, subject to such GECC Liens, as part of the Geothermal Sale contemplated by the Heber
                                       Reorganization Plan; provided, further,
                                       if GECC consents to the sale of the
                                       Equity Interests in SIGC Project Company pursuant to Section 2.1 of the Alternative Transaction Purchase
                                       Agreement, the holder of Allowed Subclass
                                       2H-A Claims shall release any and all
                                       Liens, Claims and encumbrances in the
                                       Equity Interests and assets of SIGC One
                                       Sub, SIGC Two Sub, Amor and any other
                                       Debtors (other than SIGC Project
                                       Company).

                                       Covanta shall pay to each holder of an
                                       Allowed Subclass 2H-B Claim, in full
                                       settlement, release and discharge of its
                                       Subclass 2H-B Claim, either (i) Cash, on
                                       the Effective Date, in an amount equal to
                                       such Allowed Subclass 2H-B Claim, or (ii)
                                       such other less favorable terms as
                                       Covanta and the holder of an Allowed GECC
                                       Secured HGC/HFC Claim agree provided,
                                       however, that no agreement under
                                       subsection (ii) above shall impose any
                                       obligation upon the Reorganized Heber
                                       Debtors beyond the payment of amounts
                                       calculated in accordance with the Working
                                       Capital Adjustment.
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Class 3H:  Allowed Secured Claims      On the Effective Date, the legal,
                                       equitable and contractual rights of the
                                       holders of Allowed Class 3H Claims will
                                       be reinstated in full satisfaction,
                                       release and discharge of their respective
                                       Class 3H Claims and will remain
                                       unaltered, except as the relevant Heber
                                       Debtor (or, on or after the Effective
                                       Date, Reorganized Heber Debtor) and the
                                       holders of Allowed Class 3H Claims may
                                       otherwise agree or as such holders may
                                       otherwise consent. Notwithstanding the
                                       foregoing, no contractual provisions or
                                       applicable law that would entitle the
                                       holder of an Allowed Class 3H Claim to
                                       demand or receive payment of such Claim
                                       prior to the stated maturity of such
                                       Claim, terminate any contractual
                                       relationship or take such other
                                       enforcement action (as may be applicable)
                                       from and after the occurrence of a
                                       default that occurred prior to the
                                       Effective Date shall be enforceable
                                       against the Reorganized Heber Debtors. In
                                       lieu of the foregoing, any Heber Debtor
                                       (or, on or after the Effective Date,
                                       Reorganized Heber Debtor) may, at its
                                       election, make a Cash payment to the
                                       holder of an Allowed Class 3H Claim equal
                                       to the full amount of the holder's
                                       Allowed Class 3H Claim, together with
                                       interest at the legal rate to the extent
                                       required by law, in full settlement,
                                       release and discharge of such Class 3H
                                       Claim.
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Class 7 Claims:  Allowed Unsecured     On the Distribution Date, each holder of
Claims                                 an Allowed Class 7 Claim shall receive,
                                       in full settlement, release and discharge
                                       of its Class 7 Claim, a Cash payment
                                       equal to the full amount of its Allowed
                                       Class 7 Claim, together with interest at
                                       the legal rate to the extent required by
                                       law.
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Class 8 Claims:  Heber Intercompany    The legal, equitable and contractual
Claims                                 rights of holders of Heber Intercompany
                                       Claims in respect of such claim shall not
                                       be affected, altered or Impaired under
                                       the Heber Reorganization Plan.
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Class 9 Claims:  Intercompany Claims   On the Effective Date, all Intercompany
                                       Claims shall be cancelled, annulled and
                                       extinguished. Holders of such Claims
                                       shall receive no Distributions in respect
                                       of Class 9 Claims.
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Class 14 Equity Interests:  Equity     Holders of Allowed Class 14 Equity
Interests in Heber Debtors             Interests shall not receive any
                                       Distribution under the Heber
                                       Reorganization Plan in respect of Class
                                       14 Equity Interests. Class 14 Equity
                                       Interests, upon the Effective Date, shall continue to be held by one or more of the Reorganized Heber Debtors or Debtor
                                       Sellers, as the case may be, with such
                                       Equity Interests held by the Debtor
                                       Sellers to be transferred by the Debtor
                                       Sellers to the Buyers at the Closing
                                       pursuant to the terms of the Alternative
                                       Transaction Purchase Agreement.
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As of November 1, 2003, Covanta had 49,824,251 shares of common stock outstanding. None of Covanta's authorized common stock has been reserved for future issuances in respect of claims and interests filed and allowed under the Heber Plan.

For financial information regarding the assets and liabilities of the Debtors refer to the Quarterly Report for Covanta Energy Corporation on Form 10-Q for the quarterly period ended September 30, 2003.

      Item 7.  Financial Statements, Pro Forma Financial Information and
               Exhibits.

(a)   Financial Statements of business acquired: [Not applicable].

(b)   Pro forma financial information: [Not applicable].

(c)   Exhibits:

            2.1 Heber Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code.

            2.2 Findings of Fact, Conclusions of Law and Order confirming the Heber Debtors' Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code and Approving the Sale of Certain Interests to the Successful Bidder dated November 21, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 26, 2003

                                           COVANTA ENERGY CORPORATION


                                           By: /s/ Jeffrey R. Horowitz
                                               ---------------------------------
                                           Name: Jeffrey R. Horowitz
                                           Title: Senior Vice President, General
                                                  Counsel and Secretary